--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 31, 2001
                (Date of Earliest Event Reported: July 30, 2001)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


         DELAWARE                     1-14365                  76-0568816
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)



                                 (713) 420-2600
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

      On July 25, 2001, El Paso Corporation (the "Company") entered into a Terms Agreement with J.P. Morgan Securities Inc., ABN AMRO Incorporated and Banc of America Securities LLC, pursuant to which the Company issued $700,000,000 aggregate principal amount of 7.80% Medium Term Notes. The net proceeds from the sale of the Medium Term Notes were approximately $688 million and will be used by the Company to repay outstanding short-term indebtedness and for general corporate purposes. This Form 8-K/A amends the Current Report on Form 8-K filed by the Company on July 30, 2001 to provide additional information with respect to the Company's use of the proceeds from the Medium Term Notes offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      The Company is filing herewith the following exhibits in connection with the offering of Medium Term Notes pursuant to its Registration Statement on Form S-3 (No. 333-59704) filed with the Securities and Exchange Commission under the Securities Act of 1933:

    1.1 Terms Agreement dated July 25, 2001 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.*

    1.2 Distribution Agreement dated July 24, 2001 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.*

    4.1   Form of 7.80% Medium Term Note due 2031.*

    5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.*

    12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of the Company's Current Report on Form 8-K filed July 26, 2001).

----------------

* Previously filed with the Company's Current Report on Form 8-K dated July 30, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:       /s/ Jeffrey I. Beason
                                       -----------------------------------
                                                Jeffrey I. Beason
                                      Senior Vice President and Controller
                                           (Chief Accounting Officer)
Dated:  July 31, 2001

                                  EXHIBIT INDEX


    EXHIBIT
      NO.                DESCRIPTION
    -------              -----------

      1.1 Terms Agreement dated July 25, 2001 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.*

      1.2 Distribution Agreement dated July 24, 2001 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.*

      4.1   Form of 7.80% Medium Term Note due 2031.*

      5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.*


      12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of the Company's Current Report on Form 8-K filed July 26, 2001).

---------------

 * Previously filed with the Company's Current Report on Form 8-K dated July 30, 2001.